                                                                   EXHIBIT 3.110

                                   SHORT FORM
                              OPERATING AGREEMENT
                                       OF
                              WILLOW SPRINGS, LLC

                                     MEMBERS

==============================================================================================================================
                                                                                                   Cash Contributed or Agreed
                                              Aggregate               Percentage Interest           Value of Other Property or
       Name, Address, TIN                Percentage Interest             of Each Class                Services Contributed
==============================================================================================================================
                                      Financial     Governance       Financial   Governance
------------------------------------------------------------------------------------------------------------------------------
BHC Health Services of Nevada, Inc.      100%          100%             100%        100%                  $6,094,080.00
102 Woodmont Boulevard, Suite 800
Nashville, Tennessee 37205

EIN: 88-0300031
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------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================

                               WILLOW SPRINGS, LLC
                               OPERATING AGREEMENT

                       PARTIES TO CONTRIBUTION AGREEMENTS

===============================================================================================================
                         Class of Membership        Amount of Cash or Value of
                       Interest and Percentage         Property or Services       Time at Which Contribution is
Name, Address, TIN     Interest to be Acquired      Required to be Contributed          Required to be Made
---------------------------------------------------------------------------------------------------------------
      None
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

===============================================================================================================

                               WILLOW SPRINGS, LLC
                               OPERATING AGREEMENT

                  PARTIES TO CONTRIBUTION ALLOWANCE AGREEMENTS

======================================================================================================================
                      Class of Membership Interest      Amount of Cash or Value of Property          Time at Which
                      and Percentage Interest Able    or Services that must be Contributed to    Contribution is to be
Name, Address, TIN           to be Acquired                      Acquire Interest                         Made
----------------------------------------------------------------------------------------------------------------------
      None
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                               WILLOW SPRINGS, LLC
                               OPERATING AGREEMENT

                          ASSIGNEES OF FINANCIAL RIGHTS

==========================================================================
                        Name of
Name, Address, TIN     Assignor        Amount of Financial Rights Assigned
--------------------------------------------------------------------------
       None
--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

==========================================================================

                               WILLOW SPRINGS, LLC
                               OPERATING AGREEMENT

                         MANAGERS AND TAX MATTERS MEMBER

President:                                       Edward A. Stack

Vice President, Secretary and Treasurer:         William Page Barnes

Senior Vice President of Hospital Operations:    Vernon S. Westrick

Vice President:                                  Alan Chapman

Vice President:                                  John Godfrey

Directors:                                       Edward A. Stack

                                                 William Page Barnes

Tax Matters Member:                              BHC Health Services
                                                 of Nevada, Inc.

Principal Executive Office:                      102 Woodmont Blvd.
                                                 Suite 800
                                                 Nashville, TN 37205

     Except as provided herein, the LLC shall be controlled by the default rules of the Delaware Limited Liability Company Act and the provisions of the Articles. The Membership Interest Financial Rights and Governance Rights are as set forth herein. Membership Interests and Financial Rights may only be assigned upon the Majority Vote of the non-transferring Members if there is more than one Member. New Members may only be admitted on a Majority Vote of the Members. For these purposes, "Majority Vote" shall mean a majority of the Governance Rights entitled to vote on the matter, whether or not present at a meeting.